Exhibit 99.2

Rhythm Researchand DevelopmentEvent RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019 1 CONFIDENTIAL

Forward Looking Statements This presentation contains certain statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and that involve risks and uncertainties, including statements regarding Rhythm's expectations for 2019 and 2020, anticipated timing for enrollment, design and completion of clinical trials, the timing for filing of an NDA, the release of results of clinical trials, estimates of treatable patient populations, the efficacy of setmelanotide in patients with new indications, and Rhythm’s strategy, prospects and plans. Statements using word such as "expect", "anticipate", "believe", "may", "will" and similar terms are also forward-looking statements. Such statements are subject to numerous risks and uncertainties, including but not limited to, our ability to enroll patients in clinical trials, the outcome of clinical trials, the impact of competition, the ability to achieve or obtain necessary regulatory approvals, risks associated with data analysis and reporting, our expenses, and other risks as may be detailed from time to time in our Annual Reports on Form 10-K and quarterly reports on Form 10-Q and other reports we file with the Securities and Exchange Commission. Except as required by law, we undertake no obligations to make any revisions to the forward-looking statements contained in this presentation or to update them to reflect events or circumstances occurring after the date of this presentation, whether as a result of new information, future developments or otherwise. 2 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019

Today’s Agenda Introductions Hunter Smith, Chief Financial Officer Welcome and Overview Keith Gottesdiener, M.D., Chief Executive Officer Science Behind New Indications Alastair Garfield, Ph.D., Vice President of Translational Research and Development Update on Epidemiology Estimates Keith Gottesdiener, M.D., Chief Executive Officer Rhythm Engine, Basket Study and Update on Phase 2 Bardet-Biedl Syndrome Patients Murray Stewart, M.D., Chief Medical Officer Bardet-Biedl and Alström Syndromes Community Building and Patient Finding Nithya Desikan, Chief Commercial Officer Closing Remarks and Q&A 3 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019

Welcome Keith Gottesdiener, M.D. Chief Executive Officer 4 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019

Welcome to Rhythm’s Fall 2019 R&D Event Growing database now with 4 new indications being added to Phase 2 Basket Study sequences of 13,567 people with early-onset, severe obesity Sequencing yield and updated epidemiology for pivotal and basket indications Rhythm Engine and what it’s designed to accomplish Progress in programs for Bardet-Biedl and Alström syndromes 5 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019

Rhythm Achievements on the Road to Changing the Paradigm with a Much-needed Therapy for Rare Genetic Disorders of Obesity Added high-impact heterozygous (HET) obesity to Basket Study and presented preliminary clinical data demonstrating consistent weight and hunger responses Secured Breakthrough Therapy and EMA PRIME designations for POMC, LEPR, BBS & Alström Completed enrollment in POMC Phase 3 trial Completed enrollment in LEPR Phase 3 trial Initiated Phase 2 trial for once-weekly formulation of setmelanotide Achieved positive Phase 2 Bardet-Biedl & Alström syndromes results Launched Uncovering Rare Obesity, a free genetic testing program Enrolled first patient in pivotal Phase 3 study in BBS & Alström Launched TEMPO registry and GO-ID trial 6 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019 Expand Basket Study and provide update on genetic sequencing and patient finding Met all primary and key secondary endpoints for weight loss and reduction in hunger in POMC and LEPR Phase 3 trials Clinical Advancement Translational Research and Genetics

Today’s Focus is on New Indications and Patient Finding These Rhythm initiatives remain on track • POMC and LEPR deficiency obesities pivotal data and registration •Presentations of data at major medical meeting expected during 4Q2019 •U.S. New Drug Application submission on track to be completed 4Q2019/1Q2020 • High-impact HETs progressing in Rhythm Basket Study; update coming in 2020 • Commercialization approach for POMC/LEPR - 1H2020 7 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019

Setmelanotide has Potential to Address Multiple Genetic Disorders that Disrupt MC4R Pathway Function



MC4R pathway genes
SRC1 deficiency
SRC1
SH2B1 deficiency
SH2B1
Bardet-Biedl syndrome
BBSx
POMC deficiency
PCSK1
POMC
High-impact heterozygous and epigenetic dysfunction
LEPR deficiency
LEPR
Alström syndrome
ALMS1
Smith-Magenis syndrome
RAI1
Upstream
Setmelanotide
MSH
MC4R
Activation
MC4R expressing neuron
Appetite
Energy expenditure
Weight
Genetic targets currently under investigation
Genetic targets identified today
Other potentially relevant gene targets

- POMC deficiency obesity
- LEPR deficiency obesity
- Bardet-Biedl syndrome
- Alström syndrome

- High-impact heterozygous deficiency obesity
- Epigenetic disorders

- SRC1 deficiency obesity
- SH2B1 deficiency obesity
- Smith-Magenis syndrome
- MC4R deficiency obesity

8 | RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019

Rhythm PHARMACEUTICALS

Rhythm Genetic Engine Drives Understanding and Treatment Disorders of Obesity of Rare Clinical Advancement Translational Research and Genetics Rhythm Scientific Expertise Treat Patients • Pivotal-ready indications • Community building • Identified patient population • Sequencing to drive patient finding Phase 2 Basket Trial TEMPO Registry Learn and adapt • Largest obesity DNA sequencing initiative Variant discovery and interpretation Epidemiology Pathway mapping • • • • • • Academic Scientific Community 9 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019

ScienceBehind NewIndications Alastair Garfield, Ph.D., Vice President of Translational Research and Development 10 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019

Numerous MC4R Pathway Disorders of Obesity Genes Implicated in Rare Genetic BDNF PCSK1 POMC SRC1 SH2B1 OTP SIM1 TUB TBX3 ADCY3 ALMS1 BBS1-21 MC4R RAI1 NTRK2 Semaphorins (~13 genes) GNAS LEPR LEP CPE MRAP2 ?? ?? ?? ?? ?? 11 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019

MC4R Pathway Disorders: Genetic or Syndromic Diagnosis POMC, LEPR deficiency obesities; High-impact HETs BBS and Alström syndrome Patients diagnosed after genetic screening Patients often known to the medical system Smith-Magenis syndrome SRC1 deficiency obesity MC4R deficiency obesity SH2B1 deficiency obesity Images are for illustrative purposes only and not intended to imply or suggest actual prevalence estimates or patient identification yields. 12 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019 Genetically-identified Clinically-identifiable, syndromic

New MC4R Pathway Indications Based on Proven Scientific Rationale UPSTREAM DOWNSTREAM NEURON MC4R  Weight ACTIVATION 13 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019 POMC NEURON Leptin LEPRRAI1 MC4R-EXPRESSING  Appetite  Energy expenditure PCSK1 SH2B1 Satiety SignalsSRC1 (Leptin)MSH POMC

SRC1 is a Transcriptional Coactivator that Drives POMC Expression Pathway Relevance: Drives POMC Expression • Transcriptional coactivator activated downstream of LEPR • Found in POMC neurons Autosomal Dominant • Obesity arises due to heterozygous gene variants Clinical Presentation • Early onset obesity and hyperphagia • Hyperleptinemia C4R Citations • Yang et al 2019, Nat Comm. 10, Article 1718 14 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019 POMC NEURON Leptin LEPR M (Leptin)MSH PCSK1 + Satiety SignalsSRC1 POMC

SH2B1 is an Adapter Protein that Regulates LEPR Activity Pathway Relevance: Regulates LEPR activity • Adapter protein • Found in POMC neurons Autosomal Dominant • Obesity arises due to heterozygous gene variants or chromosomal deletions Clinical Presentation • Early onset obesity and hyperphagia • Hyperinsulinemia + C4R Citations • Doche et al 2011, JCI, 122; 4732 • Ockukova et al 2010, Nature, 463; 666 15 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019 POMC NEURON Leptin LEPR M PCSK1 SH2B1 Satiety Signals (Leptin)MSH POMC

MC4R: Receptor for POMC Ligand MSH



MC4R-EXPRESSING NEURON
MC4R
ACTIVATION
↓ Appetite
↓ Weight
↑ Energy expenditure

Pathway Relevance: **Receptor for POMC ligands**

- Required for satiety effects of α/β-MSH

Autosomal Dominant

- Obesity arises due to heterozygous gene variants

Clinical Presentation

- Early onset obesity and hyperphagia

Setmelanotide

- Pharmacological target for setmelanotide
- Rhythm conducted small, 4-week PhIb study in MC4R deficiency obesity
- Rhythm biochemical studies indicate that setmelanotide can rescue specific MC4R variants
- Current indication is focused on rescuable MC4R variant carriers

Citations

- Farooqi et al 2003, NEJM, 348; 1085
- Collett et al 2017, Molecular Metabolism, 6; 1321



The NEW ENGLAND JOURNAL of MEDICINE

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Rhythm PHARMACEUTICALS

Smith-Magenis Syndrome Obesity: RAI1 Affects POMC Expression


POMC NEURON
Leptin
LEPR
RAI1
Satiety Signals (Leptin)
POMC
PCSK1
MSH
MC4R

Pathway Relevance: **Decreased Pathway Function Upstream of MC4R**

- Causal gene is RAI1
- Transcription factor for a number of pathway genes

Autosomal Dominant

- Gene variants and chromosomal deletions

Clinical Presentation

- Adolescent obesity and hyperphagia
- Sleep disturbance, cognitive impairment, craniofacial anomalies, low energy expenditure

Citations

- Edelman et al 2007, Clin Genet; 71: 540–550
- Burns et al 2010, Hum. Mol. Gen; 19; 4026


Gender, genotype, and phenotype differences in Smith-Magenis syndrome: a meta-analysis of 105 cases

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Rhythm PHARMACEUTICALS

Leveraging Sequencing of Genetics Underlying Data to Build Obesity a Better Understanding 18 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019 101 Gene Panel for Obesity •Clinically relevant obesity genes •Research based genes •Not all associated with MC4R pathway

There’s an Art to the Science of Rhythm’s Genotyping Strategy growing DNA a rare genetic contributes to Rhythm has established a deep for functional testing of genetic pathway obesity disorders 19 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019 Biochemical Screening biochemical screening strategy variants in trial eligible MC4R-Individuals with variant that their severe obesity Rhythm’s sequencing database for clinically obese individuals Severe obesity + rare genetic variants Epidemiology Rhythm’s robust internal infrastructure drives epidemiological analysis of MC4R-pathway obesity disorders based on clinically relevant cohort data (obese and lean)

Epidemiology Estimates for MC4R Pathway-driven Disorders Keith Gottesdiener, M.D. Chief Executive Officer 20 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019

Building the Largest Genetic Database for Severe Obesity Rhythm’s growing database has 13,567 samples** Clinical Characteristics: Early-onset obesity Obesity is severe BMI> 40* as adults * For children under 12, included those who are 1.4 X 95th percentile for weight; ** As of June 2019. 21 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019

Sequencing Focused Disorders of Obesity on Genetically-identified Rare Individuals with severe obesity sequenced 13,567 + variant 22 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019 Severe obesity rare genetic Number of genetically-identified individuals who may be eligible for Rhythm Basket Study: 1,584 Yield = 11.7% With ‘rarity filter’ of <1% frequency applied

Sequencing Yield Supports Deficiency Obesities Ultra-rare Populations in POMC and LEPR Individuals with severe obesity sequenced 13,567 23 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019 Consistent with Rhythm’s U.S. clinical epidemiology estimates of 100-500 for POMC deficiency obesity and 500-2,000 for LEPR deficiency obesity n = 21; 0.15% LEPR PCSK1 n = 3; 0.02% POMC n = 5; 0.04% Patients with bi-allelic POMC or LEPR genetic variants: n = 29, Yield =0.2%

Sequencing Yield for New Significant Opportunity Basket Indications Points to Individuals with severe obesity sequenced 13,567 *Basket yield includes 683 individuals with other variants; some patients have more than one variant. 24 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019 HETs 0.7% Syndromic indications, which are diagnosed based on clinical presentation, not included here High-impact n = 97; SH2B1 n = 245; 1.8% SRC1 n = 335; 2.5% MC4R n = 269; 2.0% Yield for new genetically-identified Basket indications*:

Obesity Affects a Meaningful Smith-Magenis Syndrome Portion of Patients with U.S. epidemiology estimate of SMS patients living with severe obesity: 10% of patients have RAI1 variants 67% of SMS patients with RAI1 variant live with obesity* Smith-Magenis Syndrome 1:25,000 People in the United States 13% of SMS patients with 17p11.2 deletion live with obesity * 90% of patients have 17p11.2 chromosomal deletion U.S. epidemiology estimate of SMS patients living with severe obesity > 2,400 * Elsea and Girirajan, European Journal of Human Genetics, 16;412-421 (2008) 25 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019

Translating Rhythm Sequencing Data to U.S. Prevalence Estimates

	SRC1	SH2B1	MC4R
Individuals with obesity and rare variant	Variant of interest		Variant of interest
Functional and computational filters	High-impact loss-of-function variant OR 3 computational algorithms*		Biochemical assay
Prevalence estimates: Obesity associated with variant	>23,000** patients with **SRC1** deficiency obesity	>24,000** patients with **SH2B1** deficiency obesity	>10,000** patients with MC4R deficiency obesity with a potentially rescuable variant

***PolyPhen**: Adzhubei IA, et al. Nat Methods 7(4):248-249 (2010); **SIFT**: Vaser R, et al. Nat Protocol 4:1073-1081 (2009); **Mutation Taster**: Schwarz J.M., et al. Nat. Methods 11(4):361-362 (2014) ** Company estimates calculated based on the following assumptions: US pop 327 million; 1.7% has early onset, severe obesity (Hales et al in JAMA – April 2018: Trends in Obesity and Severe Obesity Prevalence in US Youth and Adults by Sex and Age, 2007-2008 to 2015-2016); Allele frequency based on Rhythm genetic sequencing (June 2019)

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Rhythm PHARMACEUTICALS

U.S. Prevalence Estimates for Genetic Disorders Obesity MC4R Pathway-driven Rare * Company estimates calculated based on the following assumptions: US pop 327 million; 1.7% has early onset, severe obesity (Hales et al in JAMA – April 2018: Trends in Obesity and Severe Obesity Prevalence in US Youth and Adults by Sex and Age, 2007-2008 to 2015-2016); Allele frequency based on Rhythm genetic sequencing (June 2019); Company also estimates that EU prevalence is similar for each indication. 27 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019 Pivotal indications: up to 5,000* POMC deficiency obesity LEPR deficiency obesity Bardet-Biedl syndrome Alström syndrome High-impact HETs: > 20,000* New indications > 60,000* SRC1 deficiency obesity SH2B1 deficiency obesity Smith-Magenis syndrome MC4R deficiency obesity

RhythmEngineand theBasketStudy Murray Stewart, M.D., Chief Medical Officer 28 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019

Rhythm Engine: Identifying and Advancing a Therapy Patients, Discovering Diseases RARE OBESITY Sponsored genetic testing program Phase 2 Basket Study TRACING THE EFFECT OF THE MC4R PATHWAY IN OBESITY 29 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019 Biobanks UNCOVERING

Uncovering Rare Obesity Program Broadens Access to Genetic Testing and Facilitates Diagnosis of Rare Genetic Disorders of Obesity Raise Awareness Elevate awareness and increase suspicion of rare genetic disorders of obesity (RGDO) Increase Frequency of Genetic Testing Providing simple and efficient genetic testing program Improve Access to Genetic Testing Offering no-cost genetic testing option 30 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019

Biobanks Providing Large Data Sets for Patient Identification and Furthering Disease Understanding Established collaborations with 9 well-known biobanks giving Rhythm access to sequencing data from 23,000 individuals with severe obesity 31 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019 • Identification of eligible patients for potential trial enrollment and treatment • Data for variant characterization • Evaluation of clinical features that may be predictive of genotypes of interest

GO-ID Driving and Enriching Genetic Testing and Patient Distinct Patient Subsets Finding while Evaluating Early-onset obesity and hyperphagia MC4R pathway deficient variants High BMI Bariatric surgery Basket Study Improved clinical algorithm 32 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019 81 sites 9 countries Significant overlap with

Community Building Through the TEMPO Registry

TEMPO

TRACING THE EFFECT OF THE MC4R PATHWAY IN OBESITY

Designed to complement existing patient registries (e.g. CRIBBS for BBS) and to facilitate **better understanding of rare genetic disorders of obesity** in the medical community

- Target enrollment of ~1,000 patients
- Genetic screening through GO-ID
- Potential enrollment in Phase 2 basket studies

TEMPO is for individuals with specific variants in the MC4R pathway genes, that include at least one of the following:


POMC
PCSK1
RPS6KA3
SH2B1
LEPR
AFF4
NTRK2
PMCH
ALMS1
BBS 1-20
RAI1
PROK2
RAB23
CPE
GNAS
BDNF
HTR2C
INPP5E
THRB
SRC1
IRS2
KSR2
MRAP2
LEP
MAGEL2
SIM1
NHLH2
MC3R
MC4R

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Rhythm PHARMACEUTICALS

Basket Study Key to Proof of Concept, Advancing Indications to Phase 3 • Improve understanding of interplay of genetic variation and MC4R pathway function Aim for seamless integration with sequencing efforts Rapid proof-of-concept in new indications Delivers pivotal indications into phase 3 trials • Multiple cohorts of HETs patients enrolled Enrolling patients • • • • in new indications Images are for illustrative purposes only and not intended to imply or suggest actual prevalence estimates or patient identification yields. 34 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019

Updated Phase 2 Data in BBS Show Continued Responses at ~Two Years

	Gene	Treatment, weeks	Weight Change from Baseline	Hunger Score Change from Baseline
Patient 1	BBS1	123	**-36.7%**	-33%
Patient 2	BBS2	119	**-15%**	-71%
Patient 3	BBS10	121	**-28%**	-100%*
Patient 4	BBS12	108	**-25%**	67%
Patient 6	BBS5	83	**-10.8%**	-38%
Patient 7	BBS4	73	**-17.9%**	-14%**

- Six of nine pts responded - All maintain weight loss at ~two years
- Mean percent weight reduction of responders = 22.2% after ~two years on therapy
- Three patients discontinued treatment
  - Patient 5 (pediatric patient with BBS1 variant and type 1 diabetes) experienced 53.3% reduction in hunger and reduction in hemoglobin A1c (10.1% to 7.6%) before withdrawing. Pt subsequently entered long-term extension study
  - Two patients (one non-genetically confirmed) withdrew due to lack of weight loss

*Pt. has cognitive impairment, so Food Problem Diary (FPD) score maintained by caregiver; **Pt. did not have baseline hunger measure. The first score was a 7, which was not recorded until after the patient had received treatment. Current score is a 6.

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Rhythm PHARMACEUTICALS

Updated Phase 2 Data in Alström Syndrome Show Variable Responses

	Age at enrollment/ Sex	Baseline Weight (kg)	Treatment, weeks	% Weight Change from Baseline	% Hunger Score Change from Baseline†
Patient 1	12/M	78.6	95	**-20%**	-25%
Patient 3*	15/F	70.7	84	**1%**	-38%
Patient 4	16/F	91.6	68	**-6%**	0%

- Patient 1 showed strongest response and HCP started decreasing the dose after 32 weeks of treatment; currently 0.5 mg/day and has reached healthy body weight
- Patient 3 maintaining weight and reduced hunger – HbA1c decreased by 3% from 11% to 8%
- All 3 continuing patients plan to enter long-term extension trial

*As previously disclosed, patient 2 (data not shown) discontinued at ~14 weeks

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Rhythm PHARMACEUTICALS

Community Building and Patient Finding Nithya Desikan, Chief Commercial Officer 37 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019

Community Building Off and Running 38 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019 Disease Journey • Reducing barriers to diagnosis Established Registries • CRIBBS (Bardet-Biedl syndrome registry) • Large cohorts of known patients Advocacy Relations • Building relationships with multiple advocacy groups in US and EU Field Medical Outreach • GOLD academies building awareness and community • Field team members connecting with HCPs

Mapping the BBS Patient Journey to Diagnosis and Beyond Working to Reduce Barriers to Diagnosis Variability: Variability of presentation and progression of the disease Initial concerns dismissed: Caregivers collect “proof ” to raise HCP suspicion Medical Team: Specialists brought in as symptoms increase and worsen with no coordinated care Specialists may include: Pediatricians, ENTS, ophthalmologist, endocrinologist, nephrologist and/or therapist Discovering BBS: Happens by chance for most via an encounter with someone familiar with BBS; or someone diagnosed with it. Solomon, Living with BBS 39 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019

Patient Advocacy Collaborations Advance Common Mission to Improve Lives of Patients, Families Affected by Bardet-Biedl, Alström Syndromes • Increase disease awareness and reduce barriers to diagnosis Gain feedback on clinical trial design and materials • • Support pathway to regulatory approval 40 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019 CMO Murray Stewart at the 2019 9th Alstrom Syndrome International Family Conference and Scientific Symposium

Community Building: Genetic Network Development Obesity Leadership and Established education modules on rare genetic disorders of obesity, hyperphagia, clinical characteristics, potential diagnosis and management strategy Launched in 2019 to educate health care providers, develop management strategies and build a peer-to-peer network 20 GOLD Academy faculty 20 >500 programs completed or in process Health care providers have or are expected to participate 41 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019

Patient Finding Efforts have Resulted in Many Identified Patients with BBS and Alström syndrome* Field Medical teams survey of physicians confirms original prevalence of estimates for Bardet-Biedl, Alström syndromes 2,500 in U.S. 2,500 in EU Bardet-Biedl syndrome 224 physicians who treat BBS patients 500-800* in U.S. 1,000 - 1,500* in EU 500 in U.S. 500 in EU Alström syndrome 93 physicians who treat patients with Alström syndrome 50-70* in U.S. 200-225* in EU *Assessment of numbers of patients relies on HCP recall, which may result in over or under reporting 42 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019 Patients with Alström Syndrome Identified BBS Patients Identified Rhythm Physician Interactions Estimated Clinical Epidemiology

Conclusion 43 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019

Rhythm Expects Significant Progress in 2019 and 2020 Updated interim data for HET obesity Positive topline data from both POMC and LEPR Phase 3 studies Expand Phase 2 basket studies into four additional MC4R pathway disorders 2H19 Complete pivotal enrollment in BBS and Alström Phase 3 study 4Q19-1Q20 Initial NDA submission for setmelanotide in POMC and LEPR 2020 Additional data in high impact HETs obesity and additional Basket indications 2020 Topline data from BBS and Alström Phase 3 study 44 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019

Rhythm Is Transforming the Care for Patients with Rare Genetic Disorders of Obesity Driven by deficiencies within the MC4R Pathway Discovering MC4R pathway disorders that cause obesity and identifying patients Study into 4 new indications, all MC4R pathway substantial 45 RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019 Rhythm Engine is executing on a scientific approach to identifying patients with rare genetic disorders of obesity related to the MC4R pathway Rhythm has expanded the Basket with strong scientific ties to the Sequencing has improved our understanding of: •POMC and LEPR •New indications, for which the estimated prevalence is Significant progress in Bardet-Biedl and Alström syndromes programs • Patients in Phase 2 trial showing deepening of response over longer-term • Patient finding efforts are exceeding expectations

[LOGO]

Setmelanotide has Potential to Address Multiple Genetic Disorders that Disrupt MC4R Pathway Function


MC4R pathway genes
SRC1 deficiency
SRC1
SH2B1 deficiency
SH2B1
Bardet-Biedl syndrome
BBSx
POMC deficiency
PCSK1
POMC
High-impact heterozygous and epigenetic dysfunction
LEPR deficiency
LEPR
Alström syndrome
ALMS1
Smith-Magenis syndrome
RAI1
Upstream
Setmelanotide
MSH
MC4R
Activation
MC4R expressing neuron
Appetite
Energy expenditure
Weight

- POMC deficiency obesity
- LEPR deficiency obesity
- Bardet-Biedl syndrome
- Alström syndrome

- High-impact heterozygous deficiency obesity
- Epigenetic disorders

- SRC1 deficiency obesity
- SH2B1 deficiency obesity
- Smith-Magenis syndrome
- MC4R deficiency obesity

Genetic targets currently under investigation
Genetic targets identified today
Other potentially relevant gene targets

47 | RESEARCH & DEVELOPMENT UPDATE SEPTEMBER 2019
Rhythm PHARMACEUTICALS